                                                   As filed pursuant to Rule 497
                                                   Registration No. 333-24349

                                   PROSPECTUS

                          INTERNATIONAL VIP PORTFOLIO

                            [HOTCHKIS & WILEY LOGO]

THE INTERNATIONAL VIP PORTFOLIO (THE "FUND") IS ONE OF THE PORTFOLIOS OF HOTCHKIS AND WILEY VARIABLE TRUST (THE "TRUST"), AN OPEN-END, MANAGEMENT INVESTMENT COMPANY. THE FUND IS AN INVESTMENT VEHICLE FOR VARIABLE ANNUITY CONTRACTS AND/OR VARIABLE LIFE INSURANCE CONTRACTS ISSUED BY PARTICIPATING INSURANCE COMPANIES.

The Fund seeks to provide current income and long-term growth of income, accompanied by growth of capital. The Fund invests in international equity securities.
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This Prospectus provides the basic information an investor should know before investing in the Fund. Please read it and keep it for future reference. A Statement of Additional Information dated February 1 , 1998, containing additional information about the Trust and the Fund has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this Prospectus. Separate accounts of participating insurance companies may obtain a copy of the Statement of Additional Information without charge by writing the Trust at 800 West Sixth Street, Fifth Floor, Los Angeles, California 90017.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, NOR ARE THEY FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. INVESTMENT IN THE FUND'S SHARES INVOLVES RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

SHARES OF THE FUND ARE NOT OFFERED TO THE GENERAL PUBLIC BUT MAY ONLY BE PURCHASED BY THE SEPARATE ACCOUNTS OF PARTICIPATING INSURANCE COMPANIES FOR THE PURPOSE OF FUNDING VARIABLE ANNUITY CONTRACTS AND/OR VARIABLE LIFE INSURANCE CONTRACTS.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

There can be no assurance that the investment objective of the Fund will be achieved.

HOTCHKIS AND WILEY VARIABLE TRUST
800 West 6th Street, Fifth Floor, Los Angeles, California 90017
Investment Advisor: Hotchkis and Wiley
Distributor: Merrill Lynch Funds Distributor, Inc.

FEBRUARY 1, 1998, REVISED MAY 15, 1998

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                               TABLE OF CONTENTS
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
INVESTMENT OBJECTIVE AND POLICIES......................     3
SECURITIES AND TECHNIQUES USED BY THE FUND.............     4
INVESTMENT RISKS.......................................     7
PRINCIPAL INVESTMENT RESTRICTIONS......................     8
ORGANIZATION AND MANAGEMENT............................     8
PURCHASE AND REDEMPTION OF SHARES......................    10
DIVIDENDS AND TAX STATUS...............................    11
NET ASSET VALUE........................................    12
PERFORMANCE INFORMATION................................    12
GENERAL INFORMATION....................................    13

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                       INVESTMENT OBJECTIVE AND POLICIES
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GENERAL

The Fund's investment objective is a fundamental policy, which cannot be changed without the approval of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There can be no assurance that its objective will be met. For a discussion of certain risks associated with investment in the Fund, including the use of derivatives, see "Investment Risks" on page 7.

HOTCHKIS AND WILEY, a division of the Merrill Lynch Capital Management Group of Merrill Lynch Asset Management, L.P. (the "Advisor"), acts as investment advisor to the Fund.

The investment objective of the Fund is to provide current income and long-term growth of income, accompanied by growth of capital. The Fund will attempt to achieve its objective by investing at least 65% of its total assets in equity securities in at least three non-U.S. markets. Ordinarily, the Fund will invest in equity securities issued by companies located in some or all of the developed foreign equity markets. These markets generally include 15 markets in Europe as well as Australia, New Zealand, Japan, Hong Kong, Singapore, Malaysia, Canada and South Korea. There are risks associated with investment in foreign securities, as described under "Investment Risks -- Risks of Investing in Foreign Securities" on page 7.

In selecting investments for the Fund, the Advisor focuses on securities that it believes have superior values. The Advisor will generally seek equity securities of companies in each country that have such characteristics as dividend yield greater than the local market average; earnings yield at least three percentage points greater than the country's 10-year government bond yield (or low price-to-earnings ratios relative to the local market), and financial strength.

Under normal market conditions, the Fund will invest at least 80% of its total assets in income-producing equity securities issued by companies with a record of earnings and dividends. The remainder of its portfolio may be invested in securities of companies which pay no dividends or interest, but have potential for growth unrecognized by the market or changes in business or management that indicate possible growth. The Fund will not invest in foreign fixed-income securities with a maturity in excess of one year.

The equity securities that the Fund may purchase consist of common stocks or securities having characteristics of common stocks, such as convertible preferred stocks, convertible debt securities or warrants. Any such convertible securities will be securities of an issuer having an outstanding issue of debt securities rated at least A by Moody's Investors Service or Standard & Poor's Ratings Group or, if unrated, be of comparable quality in the opinion of the Advisor.

For liquidity purposes and pending investment of cash receipts, the Fund may invest in short-term investment grade debt securities of the U.S. Government, its agencies and instrumentalities, bank certificates of deposit, bankers' acceptances, high quality commercial paper, demand notes and repurchase agreements.

When adverse market or economic conditions indicate to the Advisor that a temporary defensive strategy is appropriate, the Fund may invest all or part of its assets in short-term investment grade debt obligations.

The Fund may purchase foreign currency options or enter into forward foreign currency exchange contracts for the purpose of hedging against the effect that currency fluctuations will have on the value of Fund assets or liabilities. See "Securities and Techniques Used by the Fund -- Derivative Instruments" on page 5.

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                   SECURITIES AND TECHNIQUES USED BY THE FUND
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The following provides a summary of the securities and techniques used by the
Fund. The Statement of Additional Information contains more detailed information about these investments and the risks associated with them.

FOREIGN SECURITIES
The Fund invests in foreign securities. Foreign economies may differ from the U.S. economy; individual foreign companies may differ from domestic companies in the same industry; and foreign currencies may be stronger or weaker than the U.S. dollar. The Advisor believes that investing abroad will enable the Fund to take advantage of these differences when they are favorable.

Fixed-income securities that may be purchased by the Fund include debt obligations issued or guaranteed by foreign governments, their subdivisions, agencies or instrumentalities, or by supranational entities that have been constituted by the governments of several countries to promote economic development, such as The World Bank and The Asian Development Bank. Foreign investment in certain foreign government debt is restricted or controlled to varying degrees.

There are risks in investing in foreign securities. See "Investment Risks -- Risks of Investing in Foreign Securities" on page 7.

CORPORATE AND OTHER OBLIGATIONS
The Fund may invest in investment grade corporate debt securities, variable and floating rate debt securities and corporate commercial paper. Floating rate securities normally have a rate of interest which is set as a specific percentage of a designated base rate, such as the rate on Treasury bonds or bills or the prime rate at a major commercial bank. The interest rate on floating rate securities changes periodically when there is a change in the designated base rate. Variable rate securities provide for a specified periodic adjustment in the interest rate based on prevailing market rates.

U.S. GOVERNMENT SECURITIES
The Fund may invest in U.S. Government securities. U.S. Government securities include direct obligations issued by the United States Treasury, such as Treasury bills, certificates of indebtedness, notes, bonds and component parts of notes or bonds (including the principal of such obligations or the interest payments scheduled to be paid on such obligations). U.S. Government agencies and instrumentalities that issue or guarantee securities include, but are not limited to, the Federal National Mortgage Association ("FNMA"), Government National Mortgage Association ("GNMA"), Federal Home Loan Banks, Federal Financing Bank, and Student Loan Marketing Association.

All Treasury securities are backed by the full faith and credit of the United States. Obligations of U.S. Government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States. Some, such as the Federal Home Loan Banks, are backed by the right of the agency or instrumentality to borrow from the Treasury. Others, such as securities issued by FNMA, are supported only by the credit of the instrumentality and not by the Treasury. If the securities are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment.

REPURCHASE AGREEMENTS
The Fund may enter into repurchase agreements involving U.S. Government securities with commercial banks or broker-dealers, whereby the seller of a security agrees to repurchase the security on an agreed-upon date in the future. While the Fund intends to be fully "collateralized" as to such agreements, and the collateral will be marked to market daily, if the person obligated to repurchase from the Fund defaults, there may be possible delays and expenses in liquidating the securities

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subject to the repurchase agreement, a decline in their value and loss of interest.

BORROWING
As a fundamental policy, the Fund may borrow money, but only from banks for temporary or emergency purposes in amounts not exceeding 10% of the Fund's total assets. This borrowing may be unsecured. The 1940 Act requires the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. Borrowing subjects the Fund to interest costs which may or may not be recovered by appreciation of the securities purchased, and can exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio. This is the speculative factor known as leverage.

WHEN-ISSUED SECURITIES
The Fund may purchase securities on a when-issued or delayed-delivery basis, generally in connection with an underwriting or other offering. When-issued and delayed-delivery transactions occur when securities are bought with payment for and delivery of the securities scheduled to take place at a future time, beyond normal settlement dates, generally from 15 to 45 days after the transaction. The price that the Fund is obligated to pay on the settlement date may be different from the market value on that date. While securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them, unless a sale would be desirable for investment reasons. At the time the Fund makes a commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security each day in determining the Fund's net asset value. The Fund will also segregate with its custodian cash, U.S. Government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, equal in value to its obligations for when-issued securities.

SHORT SALES AGAINST-THE-BOX
The Fund may make short sales of securities (i.e., sales of securities the Fund does not own) or maintain a short position only if (i) at all times when the short position is open, the Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short (a short sale "against-the-box") and (ii) not more than 25% of the Fund's net assets (taken at current value) is held as collateral for such sales at any one time.

REAL ESTATE INVESTMENT TRUSTS
The Fund may invest in securities of real estate investment trusts or REITs. Unlike corporations, REITs do not have to pay income taxes if they meet certain Internal Revenue Code requirements. To qualify, a REIT must distribute at least 95% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages and sales of property. REITs offer investors greater liquidity and diversification than direct ownership of a handful of properties, as well as greater income potential than an investment in common stocks. Like any investment in real estate, though, a REIT's performance depends on several factors, such as its ability to find tenants for its properties, to renew leases and to finance property purchases and renovations.

DERIVATIVE INSTRUMENTS
The Fund may utilize certain financial instruments whose performance is derived from the performance of an underlying asset ("derivatives"). The Fund may purchase and write call and put options on securities, securities indexes and on foreign currencies, and enter into futures contracts and use options on futures contracts. The Fund also may enter into swap agreements with other institutional investors with respect to foreign currencies, interest rates and securities indexes. The Fund may use these techniques to hedge against changes in interest rates, foreign currency exchange rates or securities prices or as part of their overall investment strategies. The Fund will segregate cash, U.S. Government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily (or, as permitted by applicable regulation, enter into certain offsetting positions), to cover its obligations under

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options, futures contracts and swap agreements to avoid leveraging of the Fund.
See "Investment Risks -- Risks of Using Certain Derivatives" on page 7.

The Fund may buy or sell interest rate futures contracts, options on interest rate futures contracts and options on debt securities for the purpose of hedging against changes in the value of securities which the Fund owns or anticipates purchasing due to anticipated changes in interest rates. The Fund also may engage in currency exchange transactions by means of buying or selling foreign currency on a spot basis, entering into forward foreign currency exchange contracts, and buying and selling foreign currency options, futures and options on futures. Foreign currency exchange transactions may be entered into for the purpose of hedging against foreign currency exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. The Fund will not enter into futures contracts or options thereon for non-hedging purposes if, immediately thereafter, the aggregate initial margin deposits on the Fund's futures positions and premiums paid for options thereon would exceed 5% of the market value of the Fund's total assets. There is no other percentage limitation on the Fund's use of options, futures and options thereon, except for the limitation on foreign currency option contracts described below.

Also, the Fund may enter into interest rate, index and currency exchange rate swap agreements for the purpose of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. In a standard swap agreement, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular predetermined investment or investments. Swap agreements are subject to the Fund's overall limit that no more than 15% of net assets may be invested in illiquid securities, and the Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

The Fund may purchase foreign currency options or enter into forward foreign currency exchange contracts for the purpose of hedging against the effect that currency fluctuations will have on the value of Fund liabilities, such as known or expected redemptions or the payment of any declared dividends. The Fund will not enter into foreign currency option contracts if the premiums on such options exceed 5% of the Fund's total assets. See "Investment Objectives and Policies -- Derivative Instruments" in the Statement of Additional Information.

STATE INSURANCE REGULATION
The Fund provides an investment vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of participating life insurance companies ("Participating Insurance Companies"). Certain states have regulations concerning concentration of investments and purchase and sale of futures contracts, among other techniques. If these regulations are applied to the Fund, the Fund may be limited in its ability to engage in such techniques and to manage its investments with the flexibility provided herein. It is the Fund's intention to operate in material compliance with current insurance laws and regulations, as applied in each jurisdiction in which contracts or policies of separate accounts of Participating Insurance Companies are offered.

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                                INVESTMENT RISKS
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The investment practices described above involve certain risks. The net asset value of the Fund may increase or decrease for many reasons. These include changes in the market prices of portfolio securities. This means an investor's shares may be worth more or less at redemption than at the time of purchase. The following provides a summary of the more significant risks associated with investing in the Fund. The Statement of Additional Information contains more detailed information about these investments and the risks that are associated with them.

RISKS OF INVESTING IN FOREIGN SECURITIES
Investments in foreign securities involve certain risk considerations not typically associated with investing in securities of U.S. issuers, including:
(i) currency devaluations and other currency exchange rate fluctuations; (ii) political uncertainty and instability; (iii) more substantial government involvement in the economy; (iv) higher rates of inflation; (v) less government supervision and regulation of the securities markets and participants in those markets; (vi) controls on foreign investment and limitations on repatriation of invested capital and on the Fund's ability to exchange local currencies for U.S. dollars; (vii) greater price volatility; (viii) substantially less liquidity and significantly smaller capitalization of securities markets; (ix) absence of uniform accounting and auditing standards; (x) generally higher commission expenses; (xi) delay in settlement of securities transactions; and (xii) greater difficulty in enforcing shareholder rights and remedies.

RISKS OF INVESTING IN FIXED-INCOME SECURITIES
Fixed-income securities are subject primarily to interest rate and credit risk. Interest rate risk is the potential for a decline in bond prices due to rising interest rates. In general, bond prices vary inversely with interest rates. The change in bond price depends on several factors, including the bond's maturity date. In general, bonds with longer maturities are more sensitive to changes in interest rates than bonds with shorter maturities. Credit risk is the possibility that a bond issuer will fail to make timely payments of interest or principal to the Fund.

RISKS OF USING CERTAIN DERIVATIVES
Participation in the options or futures markets involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If the Advisor's predictions of movements in the direction of the securities and interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of options, futures contracts and options on futures contracts include: (i) dependence on the Advisor's ability to predict correctly movements in the direction of interest rates and securities prices;
(ii) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged;
(iii) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (iv) the absence of a liquid secondary market for any particular instrument at any time; (v) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and (vi) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell the security at a disadvantageous time, due to the requirement that the Fund maintain "cover" or segregate securities in connection with hedging transactions. The loss from investing in futures transactions is potentially unlimited. There also is no assurance that a liquid secondary market will exist for futures contracts and options thereon in which the Fund may invest. See "Investment Objectives and Policies -- Derivative Instruments" in the Statement of Additional Information.

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

                       PRINCIPAL INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

The Fund is subject to certain investment restrictions which are fundamental policies. Fundamental policies are those that cannot be changed without the approval of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities. The Fund's investment objective is a fundamental policy. Among its restrictions, the Fund may not: (i) with respect to 75% of its total assets, invest more than 5% of its total assets (determined at the time of investment) in securities of any one issuer (other than U.S. Government securities); (ii) with respect to 75% of its total assets, purchase more than 10% of the outstanding voting securities of any one issuer; or (iii) invest more than 25% of its total assets (determined at the time of investment) in one or more issuers having their principal business activities in a single industry. Additional information about the Fund's investment restrictions is contained in the Statement of Additional Information. It is the position of the Securities and Exchange Commission that open-end investment companies such as the Fund should not make certain investments if thereafter more than 15% of the value of their net assets would be invested in illiquid securities. As a matter of operating policy (though not a fundamental policy), the Fund limits such investments to no more than 15% of the value of its net assets. The investments in this 15% limit include: (i) those which are restricted, i.e., those which cannot freely be sold for legal or contractual reasons; (ii) fixed time deposits subject to withdrawal penalties (other than overnight deposits); and (iii) repurchase agreements having a maturity of more than seven days. The 15% limitation does not include obligations which are payable at principal amount plus accrued interest within seven days after purchase.

                          ORGANIZATION AND MANAGEMENT
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ORGANIZATION AND VOTING RIGHTS
The Fund is a diversified series of Hotchkis and Wiley Variable Trust (the "Trust"), an open-end, management investment company organized as a Massachusetts business trust on February 4, 1997. The Trust's Board of Trustees decides on matters of general policy and reviews the activities of the Advisor, and the Trust's officers conduct and supervise the daily business operations of the Trust. The Fund is one of four series that have been established. Each series of shares has separate assets and liabilities. The Board of Trustees may, at its own discretion, create additional series of shares and classes within series.

Generally, the Trust will not hold an annual meeting of shareholders unless required by the 1940 Act. Shareholders have one vote per share owned. Matters submitted to shareholders of the Fund must be approved by a majority of the outstanding securities of the Fund. At the request of the holders of at least 10% of the shares, the Trust will hold a meeting to vote on the removal of a Trustee, which can occur by a vote of a majority of the outstanding shares. Ten shareholders holding the lesser of $25,000 worth or one percent of the Trust's shares may advise the Trustees in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a Trustee. The Trustees will then, if requested by the applicants, mail at the applicants' expense the applicants' communications to all other shareholders.

The rights accompanying Fund shares are legally vested in the separate accounts. However, in accordance with current law and interpretations thereof, Participating Insurance Companies will vote shares held in the separate accounts in a manner consistent with timely voting instructions received from the holders of variable annuity contracts and variable life insurance policies. Each Participating Insurance Company will vote Fund shares held in separate accounts for which no timely instructions are received from the holders of variable annuity contracts and variable life insurance policies, as

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

well as shares it owns, in the same proportion as those shares for which voting instructions are received. For a further discussion, please refer to the insurance company's separate account prospectus.

THE INVESTMENT ADVISOR
HOTCHKIS AND WILEY, located at 800 West 6th Street, Los Angeles, California 90017, acts as investment advisor to the Fund and generally administers the affairs of the Trust. The Advisor is a division of the Merrill Lynch Capital Management Group of Merrill Lynch Asset Management, L.P., and a separate business unit of Merrill Lynch & Co., Inc., a financial services holding company incorporated in Delaware. Subject to the direction and control of the Board of Trustees, the Advisor supervises and arranges the purchase and sale of securities held in the portfolio of the Fund.

For its services, the Advisor is paid a fee, computed daily and payable monthly, at an annual rate of 0.75% of the Fund's average daily net assets. This fee is higher than that paid by most mutual funds, but does not reflect the reimbursement of certain of the Fund's expenses as described below.

In addition to the fee payable to the Advisor, the Fund is responsible for its operating expenses including: (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of the Trust's Trustees other than those affiliated with the Advisor; (v) legal and audit expenses; (vi) fees and expenses of the Fund's custodian and any subcustodian, shareholder servicing or transfer agent and accounting services agent; (vii) expenses incident to the issuance of its shares, including issuance on the payment of, or reinvestment of, dividends; (viii) fees and expenses incident to the registration under federal or state securities laws of the Trust or its shares; (ix) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Trust; (x) all other expenses incident to holding meetings of the Trust's shareholders; (xi) dues or assessments of or contributions to the Investment Company Institute or any successor; and (xii) such non-recurring expenses as may arise, including litigation affecting the Trust and the legal obligations which the Trust may have to indemnify its officers and Trustees with respect thereto.

Although not required to do so, the Advisor has agreed to reimburse the Fund to the extent necessary so that its regular annual operating expenses will not exceed 1.35% of the Fund's average daily net assets. The Advisor will give shareholders at least 30 days' notice of any decision to change this reimbursement policy.

THE DISTRIBUTOR
Merrill Lynch Funds Distributor, Inc., 800 Scudders Mill Road, Plainsboro, New Jersey 08536, is the Fund's distributor.

THE ADMINISTRATOR
Firstar Trust Company, 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as administrator to the Trust pursuant to a Fund Administration Servicing Agreement.

PORTFOLIO MANAGERS
The portfolio managers have responsibility for the day-to-day management of the Fund's portfolio. The current portfolio managers of the Fund are Sarah Ketterer, Harry Hartford and David Chambers. Ms. Ketterer is a managing director of the Advisor. Prior to joining the Advisor, Ms. Ketterer was with Bankers Trust Company as an Associate from 1987 to 1990 and a Financial Analyst with Dean Witter Reynolds from 1983 to 1985. Prior to joining the Advisor, Mr. Hartford was with the Investment Bank of Ireland as a Senior Manager, International and Global Equities, from 1985 to 1994. Prior to joining the Advisor, Mr. Chambers was with Baring Asset Management, Inc. as Senior Vice President, Global Equities from 1992 to 1995 and Baring Brothers, London, England as Assistant Director, Corporate Finance from 1990 to 1991. Ms. Ketterer and Messrs. Hartford and Chambers have served as portfolio managers to the Fund since it commenced investment operations in March 1998.

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                       PURCHASE AND REDEMPTION OF SHARES
--------------------------------------------------------------------------------

Investors may not purchase or redeem shares of the Fund directly, but only through variable annuity contracts and variable life insurance policies offered through the separate accounts of Participating Insurance Companies. Investors should refer to the prospectus of the Participating Insurance Company's separate account for information on how to purchase a variable annuity contract or variable life insurance policy, how to select the Fund as an investment option for the applicable contract or policy and how to redeem monies from the applicable contract or policy.

The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of the Fund based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests (as defined in the prospectus describing the variable annuity contracts and variable life insurance policies issued by the Participating Insurance Companies) to be effected on that day pursuant to variable annuity contracts and variable life insurance policies. Orders received by the Fund are effected on business days only. Orders for the purchase of shares of the Fund are effected at the net asset value per share next calculated after an order is received in proper form by the Fund or its designee so long as payment for the shares is received by the next business day. Redemptions are effected at the net asset value per share next calculated after receipt in proper form of a redemption request by the Fund or its designee. For purposes of the purchase and redemption of shares of the Fund, the separate account of a Participating Insurance Company shall be a designee of the Fund for receipt of requests for purchase and redemption, and receipt by such designee shall constitute receipt by the Fund, provided that the Fund receives notice of such requests in accordance with applicable requirements on the next following business day. Separate accounts must transmit purchase and redemption orders promptly. Payment for redemptions will be made by the Fund within seven days after the request is received. The Fund may suspend the right of redemption under certain extraordinary circumstances in accordance with the rules of the Securities and Exchange Commission.

The Fund does not assess any sales charges or redemption fees. Mortality and expense risk fees and other charges may be assessed by Participating Insurance Companies under the variable annuity contracts or variable life insurance policies. The Participating Insurance Companies are required to describe these fees in the prospectuses for the contracts or policies.

Shares of the Fund may be sold to and held by separate accounts that fund variable annuity and variable life insurance contracts issued by Participating Insurance Companies. The Fund currently does not foresee any disadvantages to the holders of variable annuity contracts and variable life insurance policies of Participating Insurance Companies arising from the fact that interests of the holders of variable annuity contracts and variable life insurance policies may differ due to differences of tax treatment or other considerations or due to conflicts between the Participating Insurance Companies. Nevertheless, the Trustees will monitor events to seek to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. Should a material irreconcilable conflict arise between the holders of variable annuity contracts and variable life insurance policies of Participating Insurance Companies, the Participating Insurance Companies may be required to withdraw the assets allocable to some or all of the separate accounts from the Fund. Any such withdrawal could disrupt orderly portfolio management to the potential detriment of such holders. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by the Participating Insurance Companies. The Fund assumes no responsibility for such prospectuses.

Certain recordkeeping and administrative services that would otherwise be performed by the transfer agent may be performed by a Participating Insurance Company for which the Advisor may make payments out of its own resources.

                            DIVIDENDS AND TAX STATUS
--------------------------------------------------------------------------------

The discussion of the federal income taxation of the Fund and its distributions is for general information only. Purchasers of variable annuity contracts or variable life insurance policies issued by Participating Insurance Companies should refer to the prospectuses of those contracts or policies for additional tax information.

The Fund expects to pay income dividends semi-annually. Distributions from net realized short-term gains, if any, and distributions from any net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) realized through October 31st of each year and not previously paid out will be paid out after that date; the Fund may also pay supplemental distributions after the end of the Trust's fiscal year. Dividends and distributions are paid in full and fractional shares of the Fund based on the net asset value per share at the close of business on the record date, unless the shareholder requests, in writing to the Trust, payment in cash. The Trust will notify each shareholder after the close of its fiscal year of both the dollar amount and the tax status of that year's distributions.

The Fund will be treated as a separate entity for federal tax purposes. The Fund intends to elect to qualify and remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). If so qualified, the Fund will not be subject to federal income taxes on its net investment income and capital gains, if any, realized during any fiscal year which it distributes to its shareholders provided that at least 90% of its net investment income earned in the fiscal year is distributed.

A segregated asset account upon which a variable annuity contract or variable life insurance policy is based must meet certain diversification tests set forth in the Code and U.S. Treasury regulations. If, as is intended, the Fund meets these tests and complies with certain other conditions, a segregated asset account investing solely in shares of the Fund will also be deemed to meet these diversification requirements. However, a failure of the Fund to qualify as a regulated investment company or to meet such conditions and to comply with such tests could cause the owners of variable annuity contracts and variable life insurance policies based on such accounts to recognize ordinary income each year in the amount of any net appreciation of such contract or policy during the year (including the annual costs of life insurance, if any, provided under such policy).

Provided that the Fund and a segregated asset account investing in the Fund satisfy the above requirements, any distributions from the Fund will be exempt from current federal income taxation to the extent that such distributions accumulate in an individual's variable annuity contract or an individual's variable life insurance contract.

The Code provides for a dividends-received deduction (the "deduction") applicable to corporations, including insurance companies. Special provisions are contained in the Code as to the eligibility of dividends for the deduction. The basic test under the Code for determining the extent to which the dividends paid by the Fund are eligible for the deduction is the extent to which the Fund's income is derived from qualifying dividends received from domestic corporations. See "Dividends and Tax Status" in the Statement of Additional Information for additional information about the deduction.

Dividends and interest received by the Fund may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate these foreign taxes, and foreign countries generally do not impose taxes on capital gains on investments by foreign investors. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund may elect to enable shareholders of the Fund to receive the benefit of the foreign tax credit with respect to any foreign income taxes paid by the Fund.

                                NET ASSET VALUE
--------------------------------------------------------------------------------

The net asset value per share of the Fund is determined on each day that the New York Stock Exchange is open for trading, as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time), except on days on which no orders to purchase, sell or redeem shares have been received or days on which changes in the value of the Fund's portfolio securities do not materially affect the net asset value. The net asset value per share is the value of the Fund's assets, less its liabilities, divided by the number of shares of the Fund outstanding. The value of the Fund's portfolio securities is determined on the basis of the market value of such securities or, if market quotations are not readily available, at fair value under guidelines established by the Trustees. Short-term investments maturing in less than 60 days are valued at amortized cost which the Board has determined to equal fair value. See "Net Asset Value" in the Statement of Additional Information for further information.

                            PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The Fund's performance may be quoted in advertising, shareholder reports and other communications in terms of yield or total rate of return. All performance information is historical and is not intended to indicate future performance. Yield and total rates of return fluctuate in response to market conditions and other factors, and the value of an investor's shares when redeemed may be more or less than their original cost.

The Fund may provide its period and average annualized "total rates of return." The "total rate of return" refers to the change in the value of an investment in the Fund over a stated period and reflects any change in net asset value per share and is compounded to include the value of any shares purchased with any dividends or capital gains declared during such period. Period total rates of return may be "annualized." An "annualized" total rate of return assumes that the period total rate of return is generated over a one-year period.

The Fund may provide annualized "yield" quotations. The "yield" of the Fund refers to the income generated by an investment in the Fund over a 30-day or one-month period (which period is stated in any such advertisement or communication). This income is then annualized; that is, the amount of income generated by the investment over that period is assumed to be generated each month over a one-year period and is shown as a percentage of the maximum public offering price on the last day of that period. A "yield" quotation, unlike a total rate of return quotation, does not reflect changes in net asset value.

Yields and total returns quoted for the Fund include the effect of deducting the Fund's expenses, but may not include charges and expenses attributable to a particular variable annuity contract or variable life insurance policy. Since shares of the Fund can be purchased only by Participating Insurance Companies, a prospective purchaser of a variable annuity contract or variable life insurance policy from a Participating Insurance Company should carefully review the prospectus of the variable annuity contract or variable life insurance policy he or she has chosen for information on relevant charges and expenses. Including these charges in the quotations of the Fund's yield and total return would have the effect of decreasing performance. Performance information for the Fund must always be accompanied by, and be reviewed with, performance information for the insurance product which invests in the Fund. See the Statement of Additional Information for more information concerning the calculation of yield and total rate of return quotations for the Fund.

All data included in performance advertisements will reflect past performance and is not indicative of future results. The investment return and principal value of an investment in the Fund will fluctuate, and an investor's proceeds upon redeeming Fund shares may be more or less than the original cost of the shares.

                              GENERAL INFORMATION
--------------------------------------------------------------------------------

The Declaration of Trust contains an express disclaimer of shareholder liability for the Trust's acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or its Trustees. The Declaration of Trust provides for indemnification and reimbursement of expenses out of the Trust's property for any shareholder held personally liable for its obligations. While Massachusetts law permits a shareholder of a trust such as this to be held personally liable as a partner under certain circumstances, the risk of a shareholder incurring financial loss on account of shareholder liability is highly unlikely and is limited to the relatively remote circumstances in which the Trust would be unable to meet its obligations.

Common expenses incurred by the Trust are allocated among the Fund and the other series of the Trust based upon (i) relative net assets; (ii) as incurred on a specific identification basis; or (iii) evenly among the Fund and the other series of the Trust, depending on the nature of the expenditure.

Except for (i) changes which do not adversely affect the rights of Trust shareholders; (ii) a change in the name of the Trust, or a series or class thereof; (iii) authorization of a new series or class; (iv) changes to supply any omission or correct any ambiguous or defective provision; or (v) changes required by any federal or state or similar regulatory authority or required by the Code to eliminate or reduce any federal, state or local taxes which may be payable by the Fund or its shareholders, no amendment may be made to the Declaration of Trust without the affirmative vote of the holders of at least 67% of the Trust's outstanding shares at a meeting at which more than 50% of its outstanding shares are present in person or represented by proxy. The holders of shares have no preemptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth above.

The Trust's custodian is Firstar Trust Company, 615 East Michigan Street, Milwaukee, Wisconsin 53202 and its subcustodian for foreign securities is The Chase Manhattan Bank, N.A., Four Chase MetroTech Center, Brooklyn, New York 11245.

As of the date of this Prospectus, the Advisor owned all of the outstanding shares of the Fund.